                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                            TREND MINING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(j)(1), 14a-6(j)(2) or
     item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to whom transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              Trend Mining Company
                     401 Front Avenue, Suite 1, Second Floor
                           Coeur d'Alene, Idaho 83814

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 15, 2001

To Our Shareholders:

         Please join us for the 2001 annual meeting of shareholders of Trend Mining Company, a Montana corporation. The meeting will be held on Thursday, February 15, 2001, at 11:00 a.m. (Pacific time) at the Coeur d'Alene Resort, 115 South Second Street, Coeur d'Alene, Idaho, 83814.

         The purposes of the meeting are:

         1. To elect members of the board of directors to hold office until their terms expire at the annual meeting of shareholders in 2002 or until their respective successors are elected;

         2. To approve the reincorporation of Trend Mining Company in Delaware, through merger of Trend with and into a wholly owned Delaware subsidiary of Trend;

         3.       To adopt the 2000 equity incentive plan; and

         4. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

         Shareholders are or may be entitled to assert dissenters' rights with respect to the reincorporation merger under Sections 35-1-826 through 35-1-839 of the Montana Business Corporation Act. Copies of these statutory provisions are included as Exhibit C to the proxy statement that accompanies this notice.

         You must own shares at the close of business on January 19, 2001 to vote at the annual meeting. This proxy statement, the accompanying proxy card and the notice of annual meeting are being mailed to our shareholders beginning January 15, 2001.

                                   By order of the Board of Directors

                                   /s/ Kurt J. Hoffman

                                   Kurt J. Hoffman,
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER
Coeur d'Alene, Idaho
January 15, 2001

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF SHAREHOLDERS, PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

                              TREND MINING COMPANY
                     401 FRONT AVENUE, SUITE 1, SECOND FLOOR
                           COEUR D'ALENE, IDAHO 83814

                              -----------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 15, 2001
                              -----------------


                               GENERAL INFORMATION

         This proxy statement and the accompanying proxy card are being furnished to the shareholders of Trend Mining Company, a Montana corporation, in connection with the solicitation by our board of directors of proxies to be voted at our annual meeting of shareholders to be held at 11:00 a.m. (Pacific time) on Thursday, February 15, 2001 at the Coeur d'Alene Resort, 115 South Second Street, Coeur d'Alene, Idaho. The purposes of the annual meeting are set forth below and in the accompanying notice of annual meeting of shareholders. You must own shares of Trend common stock at the close of business on January 19, 2001 to vote at the annual meeting. This proxy statement and the accompanying proxy card are being mailed to holders of record of our common stock on or about January 19, 2001. In this proxy statement, Trend Mining Company is referred to as "Trend" and with the pronouns "we," "our" and "us."

PURPOSES OF THE ANNUAL MEETING

         At the annual meeting, holders of record of Trend common stock will be asked to consider and vote upon the following matters:

         1. To elect members of the board of directors to hold office until their terms expire at the annual meeting of shareholders in 2002 or until their respective successors are elected;

         2. To approve the reincorporation of Trend Mining Company in Delaware, through the merger of Trend with and into a wholly owned Delaware subsidiary of Trend;

         3.       To approve the adoption of the 2000 equity incentive plan;
and

         4. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

         The board of directors unanimously recommends that the shareholders vote "FOR" each of the proposals described in this proxy statement. As of the date of this proxy statement, the board of directors knows of no other business to come before the annual meeting. If any other matters properly come before the annual meeting, the persons designated as agents in the enclosed proxy will vote on such matters in accordance with their best judgment.

RECORD DATE; QUORUM; VOTE REQUIRED

         The board of directors has fixed the close of business on January 19, 2000 as the record date for determining the shareholders entitled to notice of, and to vote at, the annual meeting. As of the record date, [ ] shares of Common Stock were issued, outstanding and entitled to notice of or to vote at the annual meeting. The presence, either in person or by properly executed proxy, of the holders of at least a majority of the votes entitled to be cast is necessary to constitute a quorum for the conduct of business at the annual meeting. Any shareholder present at the annual meeting, but who abstains from voting, shall be counted for purposes of determining whether a quorum exists.

         Each share of Trend common stock outstanding on the record date is entitled to one vote. Voting for directors is cumulative and the seven director nominees who receive the greatest number of votes cast will be elected as directors. The affirmative vote of two-thirds (2/3) of the votes entitled to be cast is necessary to approve the reincorporation proposal. The affirmative vote of a majority of the votes cast, in person or by properly executed proxy, is required to approve adoption of our 2000 equity incentive plan. Abstentions and broker non-votes will have no effect on the election of directors or approval of the 2000 equity incentive plan and will have the effect of a vote against the reincorporation proposal. A broker non-vote occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

PROXIES

         All shares of common stock represented at the annual meeting by properly executed proxies received at or prior to the annual meeting and not subsequently revoked will be voted at the annual meeting in accordance with the instructions indicated on the proxies. If no instructions are indicated, proxies will be voted FOR the election of each of the nominees for Trend directors, FOR the reincorporation proposal and FOR the adoption of the 2000 equity incentive plan. The persons named in the proxies will have discretionary authority to vote with respect to additional matters that are properly presented for action at the meeting.

         Any shareholder may revoke his proxy at any time before it is voted by giving written notice to the Trend corporate secretary, signing and delivering a proxy bearing a later date, or requesting revocation in person at the annual meeting.

         Trend will pay the entire costs of this solicitation of proxies. In addition to solicitation by mail, our officers, directors and employees may solicit proxies by telephone, telegram or in person. We may also request banks and brokers to solicit their customers who have a beneficial interest in our common stock, and we will reimburse banks and brokers for their reasonable out-of-pocket expenses.

                              ELECTION OF DIRECTORS

         Trend's directors are elected at each annual meeting and hold office until the next annual meeting of shareholders or until their successors are elected.

         The board of directors has nominated seven persons for election at the annual meeting to serve as Trend directors. Each nominee is currently a director of Trend. Biographical information about each nominee is set forth below.

         Voting for directors is cumulative. This means that a shareholder is entitled to the number of votes for directors equal to the number of shares that he or she holds multiplied by the number of directors being elected. When using cumulative voting, the shareholder may, by checking the box that says "FOR all nominees listed below," choose to cast votes equally among the nominees or may choose to distribute the available votes among the nominees in such numbers as the shareholder wishes by showing the number of votes designated for any nominee in the blank next to the nominee's name on the proxy card. If no direction is made, this proxy will be voted equally FOR the nominees of the board of directors. We are not soliciting discretionary authority to cumulate votes.

         The seven nominees who receive a plurality of the votes cast by the shares entitled to vote shall be elected directors. That means that the seven nominees who receive the greatest number of votes cast will be elected as directors.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                  SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE
                    NOMINEES TO SERVE AS DIRECTORS OF TREND.

         Your proxy holder will vote your shares for the nominees listed below unless you have designated otherwise. Should any nominee become unavailable for election for any reason now unknown, your proxy holder may vote for a substitute nominee proposed by the board of directors.

BIOGRAPHICAL INFORMATION

         J. MICHAEL SHARRATT, age 71. Mr. Sharratt became a member of our board of directors and began serving as our Chairman in August 2000. Since 1997, Mr. Sharratt has been engaged principally in mineral exploration and evaluation consulting services. Mr. Sharratt served Stillwater Mining Company as Vice Chairman from 1994 to 1997, and President from 1992 to 1994. Mr. Sharratt previously served as Vice President and Senior Director of Mining and Minerals for Manville Corp. and as a Director of the International Precious Metals Institute, the Canadian Institute of Mining and Metallurgy and the Society of Mining Engineers. Mr. Sharratt earned a B.A. in geology at McGill University.

         FRED W. BRACKEBUSCH, age 55. Mr. Brackebusch has served as a Director since September 1991. Since May 1995, Mr. Brackebusch has been the owner and President of Mine Systems Design, Inc. a consulting company that specializes in mine backfill, the new technology paste backfill, and tailings disposal. Mr. Brackebusch earned a B.S. and M.S. in geological engineering from the University of Idaho.

         JEFFREY M. CHRISTIAN, age 45. Mr. Christian was elected to the board of directors in August 2000. Since 1986, Mr. Christian has owned and acted as Managing Director of CPM Group, an independent precious metals research and consulting firm that he founded in 1986. From 1980 until 1986, he headed the precious metals and commodities market statistics research groups of Goldman, Sachs & Co. and J. Aron & Company. Mr. Christian is President and a director of the International Precious Metals Institute. Mr. Christian received a B.A. in journalism at the University of Missouri and completed post-graduate work in economics at the University of Missouri, New York University and the University of Iowa.

         KURT HOFFMAN, age 33. Mr. Hoffman has served as our Chief Executive Officer, President and a director since June 1998. From March 1995 to June 1998, Mr. Hoffman was the owner and President of Kurt J. Hoffman Mining & Land Services, a private mining consulting firm that provided property sales, acquisitions and land management services for a number of U.S.-based mining and timber companies. Mr. Hoffman has been a director of New Jersey Mining Company since 1996 and Atlas Mining Company since 1998. Mr. Hoffman received a B.A. in economics and political science from the College of Idaho in Caldwell, Idaho.

         ARTHUR E. JOHNSON, age 53. Mr. Johnson has served as a director since June 1998. Since May 1995, Mr. Johnson has been engaged in family-owned timber and ranching businesses.

         BLAZE JULUM, age 38. Mr. Julum has served as a director since June 1998 and as our Vice President since July 1999. He served as our Director of Corporate Development from November 1998 to June 1999. Since 1995, Mr. Julum has owned and served as President of Cascade Equipment, an international mining equipment brokerage that has, from time to time, been involved in equipment procurement and sales for mining companies in North America, South America, and Australia. Prior to his involvement in mining, Mr. Julum held various positions in the management of the Heath Tecna Aerospace Company, British Petroleum - Advanced Composite Division, and as an industrial engineer for the Boeing Airplane Company. Mr. Julum earned a B.A. in industrial organization from Western Washington University in Bellingham, Washington.

         ISHIUNG WU, age 55. Dr. Wu became a director in August 2000. He is the co-founder of General Minerals Corporation and since 1994 has been a director and its Vice President of Acquisitions. Dr. Wu has over 30 years experience in mineral exploration management. Previously, he was manager of exploration for Chevron Resources Company in North and South America. Prior to his service at Chevron, Dr. Wu gained extensive field experience and made several mineral discoveries through various positions with Exxon Minerals, Kennecott Exploration, Cerro de Pasco and Compania de Minas Buenaventura. Dr. Wu holds an M.A. and Ph.D. in economic geology from Harvard University and is a fellow of the Society of Economic Geologists.

BOARD COMMITTEES AND MEETINGS

         Our board of directors held two meetings during the fiscal year ended September 30, 2000. All of our directors attended at least 75% of these meetings. Trend does not have standing audit, compensation or nominating committees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors, executive officers and persons who beneficially own greater than ten percent of a registered class of our equity securities file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, officers and greater than ten percent shareholders are required by Commission regulation to furnish us with copies of the Section 16(a) reports filed.

         Based solely upon our review of copies of the Forms 3, 4 and 5 provided to us during the most recent fiscal year, we have identified the following persons who have failed to file such forms on a timely basis with the Commission, as required by Section 16(a), during the most recent fiscal year. Mr. Julum filed his Form 4 late for the month of October 2000, reporting three transactions. Mr. Johnson filed his Form 4 late for the month of November 2000, reporting one transaction.

DIRECTOR COMPENSATION

         On April 11, 2000, we granted to each of our departing directors options to purchase 1,000 shares of common stock for each year of service that director had completed. These options are exercisable from April 15, 2000 to April 15, 2003. The following table sets forth information regarding these option grants:


                                         YEARS OF
         NAME                            SERVICE             OPTIONS GRANTED         EXERCISE PRICE
         ----                            -------             ---------------         --------------
         Lovon Fausett                      17                       17,000               $0.50
         Don Springer                       17                       17,000               $0.50
         Geraldine Shimpf                   17                       17,000               $0.50
         Robert Gee                         8                         8,000               $0.50
         Bill Jacobson                      5                         5,000               $0.50
         Grant Brackebusch                  3                         3,000               $0.50

         Grant Brackebusch is the son of current director Fred Brackebusch.

         In August 2000, we awarded J. Michael Sharratt 1,500 shares of Trend common stock, valued at $1,050, or $0.70 per share, as compensation for board service in 2000.

         We are currently considering additional director compensation arrangements.

EXECUTIVE COMPENSATION

         The following table shows the compensation that we paid to our President and Chief Executive Officer for the last two completed fiscal years. No officer received more than $100,000 in compensation during fiscal years 1999 and 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                         ANNUAL COMPENSATION
NAME AND PRINCIPAL POSITION                                       YEAR                          SALARY
---------------------------                                       ----                   -------------------
Kurt J. Hoffman                                                   2000                        $77,458(1)
         President and Chief Executive Officer                    1999                        $37,287(2)

---------------------------

(1) In fiscal 2000, Mr. Hoffman received $70,458 of his salary in cash and $7,000 in shares of common stock, comprised of 26,924 shares with a fair market value of $0.26 per share.
(2) In fiscal 1999, Mr. Hoffman received $13,287 of his salary in cash and $24,000 in shares of our common stock, comprised of 257,572 shares with a fair market value of $0.093 per share.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         No stock options were granted to Mr. Hoffman in the fiscal year ended September 30, 2000.

OPTION EXERCISES AND VALUES

         No options were exercised by Mr. Hoffman in the fiscal year ending September 30, 2000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table shows as of December 15, 2000 the beneficial ownership of our common stock by each director, each executive officer, all directors and executive officers as a group, and each person or group of persons known by us to own beneficially five percent (5%) or more of our common stock.

         The percentage of ownership is based on 18,451,309 shares of our common stock outstanding as of December 15, 2000. All information is taken from or based on ownership filings made with the Securities and Exchange Commission or on information provided directly to us. Unless otherwise indicated, the shareholders listed below have sole voting and investment power with respect to the shares reported as owned.


                                                        NUMBER OF SHARES OF
                                                           COMMON STOCK          PERCENT OF
NAME OF ADDRESS BENEFICIAL OWNER(1)                     BENEFICIALLY OWNED         SHARES
-----------------------------------                     ------------------       ----------
DIRECTORS AND EXECUTIVE OFFICERS:
J. Michael Sharratt                                                     2,500                    *
Fred Brackebusch                                                      104,500                    *
Jeffrey M. Christian(2)                                               180,000                    *
Kurt J. Hoffman                                                       303,996                1.65%
Arthur E. Johnson                                                     146,767                    *
Blaze Julum                                                           306,102                1.65%
Ishiung J. Wu                                                               -                    -
Thomas K. Mancuso                                                     185,364                1.00%
Brian L. Miller(3)                                                     10,000                    *
John Ryan                                                             335,000                1.82%
All executive officers and directors as a                           1,574,229                8.53%
group          (10 persons)

FIVE PERCENT SHAREHOLDERS:
Thomas S. Kaplan(4)                                                12,287,349               48.32%
c/o William Natbony, Esq.
Rosenman & Colin LLP
575 Madison Avenue
New York, NY 10022-2585

Asher B. Edelman(5)                                                 4,575,000               23.55%
c/o Edelman Companies
717 Fifth Avenue
New York, NY  10022

General Minerals Corporation(6)                                     1,662,895                9.00%
789 Sherman Street, Suite 600A
Denver, Colorado 80203

----------------------
* Amounts shown are less than 1 percent.

(1) The address of each such persons, unless otherwise noted, is c/o Trend Mining Company, 401 Front Avenue, Suite 1, Second Floor, Coeur d'Alene, Idaho 83814.

(2) Mr. Christian has voting and dispositive control with respect to 180,000 shares owned by CPM Group, of which he is the sole shareholder.

(3)  Mr. Miller has the right within 60 days to acquire 10,000 shares.

(4) Mr. Kaplan has voting and dispositive control with respect to 1,000,000 shares owned by Tigris Financial Group Ltd., of which he is the sole shareholder. He also, pursuant to voting trust agreements expiring March 31, 2001, has voting and dispositive control with respect to 4,307,588 shares and warrants exercisable within 60 days to acquire 6,979,761 shares, all owned by Electrum LLC.

(5) Mr. Edelman directly owns 900,000 shares and has voting and dispositive control with respect to an additional 2,700,000 shares and warrants exercisable within 60 days to acquire 975,000shares.

(6) These shares include 200,000 shares issuable pursuant to a warrant exercisable within 60 days.

         Mr. Kaplan acquired control of Trend in a series of transactions during the fiscal year ended September 30, 2000. See "Certain Relationships and Related Transactions - Tigris Financial Group Ltd. and Electrum LLC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

GENERAL MINERALS CORPORATION: Effective July 27, 1999, we entered into the Lake Owen option agreement with General Minerals Corporation, which owns beneficially approximately 9 percent of our common stock. The agreement provides that we have the right to acquire a 100% interest in 104 unpatented mining claims upon making certain payments and incurring certain exploration expenditures. If we exercise the option, either Chevron Minerals or General Minerals will hold a 4% net profits interest in ore mined from the property. Pursuant to the option agreement, we have paid a total of $40,000 and have incurred exploration expenditures of not less than $150,000. We are required to incur additional exploration expenditures of at least $650,000 by July 27, 2002. On the effective date of the agreement, we issued General Minerals 715,996 shares of common stock, and in May 2000, we issued an additional 129,938 shares, giving General Minerals approximately 25% of our outstanding common stock at that time.

         The Lake Owen option agreement was amended in June 2000. Pursuant to that amendment, General Minerals agreed to give up certain anti-dilution protections and the right to participate in future stock offerings. In return, we issued to General Minerals in June 2000 an additional 200,000 shares of our common stock valued at $60,000, and warrants to purchase an additional 200,000 shares of our common stock at any time during a two-year period ending in June 2002 at $0.70 per share. In addition, in connection with the amendment of the Lake Owen option agreement, General Minerals exercised its rights under the original option agreement to purchase 416,961 shares of our common stock for an aggregate purchase price of $23,351.

TIGRIS FINANCIAL GROUP LTD. AND ELECTRUM LLC: On December 29, 1999, we entered into a stock purchase agreement with Tigris Financial Group Ltd., under which Tigris purchased 1,000,000 shares of our common stock for $100,000, and was granted rights to acquire additional common stock and warrants. Tigris is solely owned by Thomas S. Kaplan, who beneficially owns approximately 48 percent of our common stock. Tigris has assigned certain of its rights under the stock purchase agreement to its affiliate, Electrum LLC. The stock purchase agreement was amended in June 2000. Pursuant to that amendment, Electrum agreed to give up certain anti-dilution protections in exchange for the right to acquire additional shares of our common stock and certain preemptive rights. The preemptive rights were terminated in July 2000.

         Pursuant to the stock purchase agreement, Electrum acquired 3,500,000 shares of our common stock for an aggregate purchase price of $490,000 in March 2000, 1,597,588 shares for an aggregate purchase price of $100,000 in June 2000, and an additional 4,740,174 shares for an aggregate purchase price of $545,020 in August and September 2000. Also pursuant to the stock purchase agreement and in exchange for a cash payment of $10,000, we issued in June 2000 a warrant to Electrum to purchase an additional 7,979,761 shares of our common stock for an aggregate purchase price of $3,191,900, exercisable in whole or in part through September 30, 2003. Electrum assigned 3,530,174 shares of our common stock in connection with its acquisition of those shares and 500,000 warrants. Subsequently, Electrum has assigned an additional 2,000,000 shares and 500,000 warrants. Tigris and Electrum own approximately 29 percent of our outstanding common stock and, upon exercise of their warrants and assuming we have issued no other shares, would own approximately 48 percent of our then outstanding common stock.

         In addition, under the stock purchase agreement, Tigris and Electrum have the right to proportional representation on our board of directors, and we agreed to retain the CPM Group as financial advisors. Tigris and Electrum have not exercised their rights to representation on our board of directors. We also agreed that at the request of Tigris, we would use reasonable efforts to divest ourselves of our silver exploration properties. Tigris and Electrum have demand registration rights. In November 2000, Electrum requested that we register all of the common stock, warrants and common stock underlying the warrants currently held by Electrum and assigned by Electrum to others.

         In November 2000, we entered into an agreement with Electrum under which we have borrowed $135,000 to fund certain expenses. The loan bears interest at the annual rate of 5% and is due upon the earlier to occur of the closing of a public or private debt or equity financing or December 1, 2005. In December 2000, we entered into an agreement with Electrum under which we have the right to borrow up to $250,000 to fund our operating costs, with our specific uses of funds to be approved in advance by Electrum. As of December 15, 2000, we have borrowed $285,000 under this agreement. The loan bears interest at the annual rate of 8%, payable semi-annually in arrears, and is due upon the earlier to occur of the closing of a public or private debt or equity financing or June 30, 2001.

         If both loans are not repaid in full on or before February 1, 2001, we are required to grant to Electrum or its assigns warrants to purchase 285,000 shares of our common stock at $1.50 per share, exercisable through September 30, 2003. Electrum may also elect to be repaid the total amounts outstanding under both loans in "units" of Trend securities, at the rate of one unit per each dollar owed. Each unit would consist of one share of our common stock and a warrant to purchase one share of our common stock at $1.50 per share, exercisable through September 30, 2003.

         In connection with our proposed reincorporation in Delaware, we would issue to Mr. Kaplan one share of Series A preferred stock. Each issuance by us of common stock, preferred stock, options, warrants or other equity securities would require the written consent of Mr. Kaplan or the then current holder of the Series A preferred stock. See "Reincorporation in Delaware - Effects on the Rights of Our Shareholders - Series A Preferred Stock." Under certain circumstances, Electrum LLC, which beneficially owns approximately 23 percent of our outstanding Common Stock, and Asher Edelman, who beneficially owns approximately 20 percent of our outstanding common stock, would be permitted to acquire the Series A preferred stock.

CPM GROUP: CPM Group is managed and wholly-owned by Jeffrey M. Christian, a director of our company. CPM Group performs various services for us, including public and shareholder relations, research and market intelligence on platinum group metal markets and financial advisory functions in connection with possible mergers and acquisitions. CPM Group has not performed services for and is not affiliated with Tigris or Electrum.

                           REINCORPORATION IN DELAWARE

         Shareholders are being asked to approve Trend's reincorporation in Delaware and certain changes in Trend's articles of incorporation. The reincorporation will be accomplished through the merger of Trend with and into New Trend Corporation, a Delaware corporation, pursuant to an Agreement and Plan of Merger, dated as of December ___, 2000 between Trend and New Trend. Following the merger, New Trend will change its name to "Trend Mining Company."

         New Trend is currently a non-operating, wholly owned subsidiary of Trend formed for the purpose of completing the reincorporation. Upon completion of the reincorporation, New Trend will own all assets presently owned by Trend and will conduct the business presently conducted by Trend. No material change in the business, management, operations or financial statements of Trend will result from the reincorporation. All of Trend's contracts, benefit plans (including the 2000 equity incentive plan) and other assets will vest in New Trend. The officers and directors of Trend immediately prior to the transaction will continue to be the officers and directors of New Trend.

         The following discussion summarizes significant aspects of the reincorporation but may not include everything that is important to you. You should read the entire Agreement and Plan of Merger attached as Exhibit A to this proxy statement, and the certificate of incorporation of New Trend, which is attached as Exhibit B.

         The affirmative vote of two-thirds of the votes entitled to be cast at the annual meeting will be required for approval of this transaction. Abstentions and broker non-votes will have the effect of a vote against the proposal.

                        THE BOARD OF DIRECTORS RECOMMENDS
                      THAT THE SHAREHOLDERS VOTE "FOR" THE
                              REINCORPORATION.

REASONS FOR THE REINCORPORATION AND RELATED CHANGES IN THE CHARTER

         Our board of directors has determined that reincorporation in Delaware is in the best interests of our shareholders for the following reasons. The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws that are conducive to the operational needs and independence of corporations domiciled in that state. The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States. Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of complex corporate issues to meet the needs of parties engaged in corporate litigation. It is anticipated that the General Corporation Law of Delaware will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance in managing and structuring the internal affairs of our company and its relationships and contacts with others.

         In connection with the reincorporation, we will significantly increase the number of shares of authorized stock and authorize the issuance of preferred stock by action of the board of directors without stockholder approval. This will give us needed flexibility for additional equity financings and director, officer and employee compensation. We also will issue one share of Series A preferred stock to Mr. Kaplan, who has voting and dispositive control with respect to 5,307,588 shares, or approximately 29 percent, of our outstanding common stock, and warrants exercisable with 60 days to acquire 6,979,761 shares of our common stock. The written consent of the holder of the Series A preferred stock will be required for each issuance of common stock, preferred stock, options, warrants or other equity securities.

         Mr. Kaplan has agreed to vote the shares with respect to which he has voting control in favor of the reincorporation proposal in exchange for our agreement to issue the Series A preferred stock to Mr. Kaplan and to permit the transfer of the Series A preferred stock to Electrum. Mr. Edelman, who has voting and dispositive control with respect to 3,600,000 shares, or approximately 20 percent of our outstanding common stock, has agreed to vote those shares in favor of the reincorporation proposal in exchange for our agreement that the Series A preferred stock may be transferred to him or entities controlled by him under certain circumstances.

REINCORPORATION

         The proposed reincorporation would be accomplished by merging Trend with and into New Trend as provided in the Agreement and Plan of Merger, a copy of which is attached as Exhibit A. On the effective date of the merger, each outstanding share of Trend's common stock will automatically be converted into one share of New Trend common stock, $0.01 par value.

         It will not be necessary for Trend shareholders to exchange their existing stock certificates for stock certificates of New Trend. We intend that, after reincorporating in Delaware, our common stock will continue trading on the pink sheets, maintained by Pink Sheets LLC, and that the pink sheets will consider the delivery of existing Trend common stock certificates to constitute "good delivery" of shares of the New Trend common stock in transactions following the merger.

         We anticipate that the merger will become effective as soon as practicable following shareholder approval. Pursuant to the Agreement and Plan of Merger, however, the merger (and thus the proposed reincorporation) may be abandoned, even after shareholder approval has been obtained, if circumstances arise that, in the opinion of our board of directors, make it inadvisable to proceed with the merger. In addition, the Agreement and Plan of Merger may be amended at any time before the effective time of the merger, either before or after shareholder approval, subject to applicable law.

         Under applicable Montana law, dissenters' appraisal rights are available to shareholders in connection with the merger. See "--Rights of Dissenting Shareholders."

EFFECTS ON THE RIGHTS OF SHAREHOLDERS

         Following the reincorporation merger, issues of corporate governance and control would be governed by the corporate laws of Delaware, rather than those of Montana. The certificate of incorporation of New Trend differs from the articles of incorporation (as amended) of Trend. The following is a summary of significant differences between the corporation laws of Montana and Delaware and the charters of Trend and New Trend that could affect the rights of Trend's shareholders. This summary may not include everything that is important to you. You should read the entire certificate of incorporation of New Trend, which is attached as Exhibit B to this proxy statement.

         INCREASE IN NUMBER OF AUTHORIZED SHARES AND BLANK CHECK PREFERRED. The New Trend certificate of incorporation authorizes the issuance of 100,000,000 shares of common stock, $.01 par value. This increases the amount of authorized common stock, which under Trend's articles of incorporation was 30,000,000 shares of common stock, no par value. The issuance of additional shares of stock could dilute the earnings per share and book value per share of existing shares of our common stock, and such additional shares could be used to dilute the percentage ownership of existing stockholders.

         The New Trend certificate of incorporation also authorizes the issuance of 20,000,000 shares of "blank check" preferred stock, no par value, with the designations, rights and preferences as may be determined from time to time by the board of directors, without shareholder approval. The authorized and available preferred stock could be issued by New Trend to discourage a change in control of New Trend and could significantly affect the rights of the holders of common stock.

         As the voting rights of such preferred stock remain to be fixed by New Trend's board of directors, the board of directors may permit the holders of preferred stock to vote separately as a class in connection with the approval of certain corporate transactions in circumstances where Delaware law does not ordinarily allow such a class vote, or may provide the holders of preferred stock with a disproportionately large number of votes. The preferred stock may also be convertible into a large number of shares of New Trend common stock under certain circumstances or have other terms that would dilute the ownership interest of existing stockholders or might make acquisition of a controlling interest in New Trend more difficult or more costly.

         SERIES A PREFERRED STOCK. The New Trend certificate of incorporation provides for the designation and issuance to Mr. Kaplan of one share of Series A preferred stock. The Series A preferred stock has no dividend or voting rights, but the written consent of the holder will be required for any issuance by Trend of common stock, preferred stock, options, warrants or other equity securities. This written consent will not be required for common or preferred stock issued pursuant to the exercise or conversion of options, warrants or other equity securities outstanding on the date of the reincorporation merger or previously approved by the holder of the Series A preferred stock.

         The Series A preferred stock can be transferred among Mr. Kaplan, Electrum LLC, and Mr. Edelman. If the then current holder of the Series A preferred stock ceases to have voting and dispositive control over 20% of Trend's common stock on a fully diluted basis, the Series A preferred stock will automatically be transferred to Mr. Kaplan. If Mr. Kaplan does not have voting and dispositive control over 20% of Trend's common stock, then the Series A preferred stock will be automatically transferred to Electrum LLC, and if Electrum LLC does not have voting and dispositive control over 20%, then to Mr. Edelman. If none of Mr. Kaplan, Electrum LLC and Mr. Edelman have voting and dispositive control over 20% of Trend's common stock, or if the Series A preferred stock is transferred to another party, the Series A preferred stock will automatically be converted into one share of common stock.

         The Series A preferred stock has a liquidation preference of $1.00. The holder of the Series A preferred stock will have the right to call for its redemption at a redemption price of $1.00. Upon its acquisition by New Trend, the Series A preferred stock will be retired and may not be reissued.

         STRUCTURE OF THE BOARD OF DIRECTORS. Trend's articles of incorporation set the number of directors at nine but provide that the board of directors may increase or decrease the number of directors by a vote of a majority of the board, as long as the number of directors in no case exceeds 15 or falls below five. Stockholder approval is required to change the number of Trend directors. New Trend's certificate of incorporation provides that the number of directors shall be set forth in the bylaws, which can be amended by the board of directors without a stockholder vote.

         INDEMNIFICATION. Montana law, under certain circumstances, provides in general, that any director, officer, employee or agent of a corporation made a party to a proceeding because he or she serves in that capacity may be indemnified against expenses, fines, settlements or judgements arising in connection with the proceeding, if his or her actions were in good faith, were reasonably believed to be in the corporation's best interest, and were reasonably believed not to be unlawful. Unless the person seeking indemnification is successful, upon the merits or otherwise, in such an action, indemnification may be awarded only after a determination by a majority vote of a quorum of the corporation's directors not at the time party to the proceeding, or a specially designated committee if no quorum can be obtained, or by special legal counsel, or by a vote of the shareholders, excluding those shares owned by or voted under control of directors who were at the time party to the proceedings, that the applicable standard of conduct was met by the person to be indemnified. Trend's articles of incorporation contain no indemnification provisions.

         Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. That determination is made by either:

-   a majority of the disinterested directors, even though less than a quorum,
- a committee of such directors designated by a majority vote of such directors, even though less than a quorum,
- independent legal counsel, regardless of whether a disinterested quorum of directors exists, or
-   a majority vote of a quorum of the shareholders.

To the extent a director or officer has been successful on the merits or otherwise in defending an action, a Delaware corporation is required to indemnify him or her for related expenses incurred. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is found liable for negligence or misconduct in the performance of his or her duty to the corporation.

         The New Trend certificate of incorporation permits indemnification to the fullest extent permitted by applicable law of its officers and directors for all liabilities and expenses incurred by them while acting as directors or officers or while acting at the direction of New Trend. The New Trend bylaws strengthen the right to indemnification by requiring New Trend to make indemnification payments upon receipt of a written request from the officer or director seeking indemnification, unless a determination is made by a majority of disinterested directors, or if no quorum can be obtained, by independent legal counsel, that he or she is not entitled to indemnification.

         CUMULATIVE VOTING FOR DIRECTORS. Under Montana law, cumulative voting rights for the election of directors are presumptively granted to shareholders and can only be denied to them by an express statement to that effect in the articles of incorporation. The statement denying cumulative voting must be in the initial articles or may be in a subsequent amendment unless the number of votes sufficient to elect one director, if voted on a cumulative basis, was voted against the amendment. Under Trend's charter, shareholders have cumulative voting rights for the election of directors. Cumulative voting is not available under Delaware law unless it is specifically provided in the corporation's certificate of incorporation. New Trend's certificate of incorporation does not allow cumulative voting. The elimination of cumulative voting could deter investors from acquiring a minority block in New Trend with a view toward obtaining a board seat and influencing board policy. The absence of cumulative voting might also deter efforts to seek control of New Trend, which efforts some shareholders might deem favorable.

         ANTI-TAKEOVER STATUTES. Delaware law has been widely viewed to permit a corporation greater flexibility in governing its internal affairs and its relationships with shareholders and other parties than do the laws of many other states, including Montana. In particular, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Such measures are either not currently permitted or are more narrowly drawn under Montana law. Among these measures are the elimination of the right of shareholders to call special shareholders' meetings. In addition, certain types of "poison pill" defenses (such as shareholder rights plans) have been upheld by Delaware courts, while Montana courts have yet to decide the validity of such defenses, thus rendering their effectiveness in Montana more uncertain.

         DIVIDENDS. Montana law allows a corporation to pay dividends unless the corporation is insolvent. Delaware law provides that payment of dividends and redemption of stock must be out of surplus or out of net profits for the current and/or immediately preceding fiscal years. Trend has never paid cash dividends and has no present plans to do so.

         ACTION BY WRITTEN CONSENT OF SHAREHOLDERS. Montana law allows action to be taken by shareholders without a meeting if unanimous written consent is obtained. Delaware law allows shareholders to take action by written consent in lieu of a meeting where the number of shareholder consents obtained is not less than the number of votes that would be needed for approval at a meeting where all members having the right to vote were present. A company may change this provision through its certificate of incorporation. The New Trend certificate of incorporation acknowledges the right of shareholders to take action by written consent.

RIGHTS OF DISSENTING SHAREHOLDERS

         With certain exceptions that do not apply to the reincorporation,
Section 35-1-827 of the Montana Business Corporation Act gives each shareholder the right to object to a merger and to demand payment of the fair value of his or her shares calculated as of the day before the vote was taken authorizing the merger, excluding any appreciation or depreciation in anticipation of the merger. Trend could choose to abandon the reincorporation for any reason at any time before the merger becomes effective, and could do so if the holders of a substantial number of shares of our common stock exercise such dissenters' rights.

         In order to perfect dissenters' rights, a shareholder of Trend must, before the shareholder vote on the merger, file a written notice with us of intent to demand payment for his or her shares if the proposed merger is approved. A shareholder waives his or her dissenters' rights by voting in favor of the proposal. A shareholder does not waive his or her dissenters' rights by abstaining or otherwise failing to vote against the proposal. A vote against the proposal is not sufficient notice of a shareholder's intent to exercise dissenters' rights. If the notice of intent is properly received, and the shareholder did not vote in favor of the merger, New Trend must, within ten days after the merger is completed, deliver or mail to the dissenting shareholder a written notice that includes:

-      where the payment demand must be sent,
-      where and when certificates for certified shares must be deposited,
- a form for the shareholder to use to demand payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and that requires the person asserting dissenters' rights to certify whether he or she acquired beneficial ownership of the shares before that date, and
- a date by which New Trend must receive the payment demand, which may not be fewer than 30 nor more than 60 days after the date that New Trend first sent the dissenters' notice.

         A shareholder sent a dissenters' notice must take the following actions:

-      demand payment,

- certify whether the shareholder acquired beneficial ownership of the shares before the date required, and
-     deposit his certificates in accordance with the terms of the notice.

         The shareholder who demands payment and deposits his or her certificates pursuant to the terms of the notice retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action. A shareholder who does not demand payment or deposit his or her certificates where required, each by the dates set forth in the dissenters' notice, is not entitled to payment for his or her shares.

         New Trend will pay each dissenter who complies with the statutory requirements the amount that New Trend estimates to be the fair value of the dissenters' shares, plus accrued interest, either as soon as the merger is effective or upon receipt of the payment demand. New Trend will also send to each dissenter the documents listed in Section 35-1-834 that provide the dissenter with information about how the fair value was determined.

         The summary set forth above discusses significant provisions related to the rights of dissenting shareholders under Montana law but may not contain all of the information which is important to you. Please read in their entirety Sections 35-1-826 through 35-1-839 of the Montana Business Corporation Act, which are reproduced in full as Exhibit C to this proxy statement. Sections 35-1-837 through 35-1-839 address the process for a shareholder dissatisfied with payment.

ACCOUNTING TREATMENT

         Under generally accepted accounting principles, the merger and the reincorporation will not result in any gain or loss to Trend or to New Trend. The assets, liabilities and shareholders' equity of Trend will become the assets, liabilities and shareholders' equity of New Trend without any material changes in amounts or classifications (other than those reflecting the change in par value).

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

         The reincorporation provided for in the Agreement and Plan of Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the reincorporation qualifies as a tax-free reorganization, no gain or loss will be recognized by the holders of capital stock of Trend or by Trend or New Trend as a result of consummation of the reincorporation. Each former holder of capital stock of Trend will have the same basis in the capital stock of New Trend received pursuant to the reincorporation as the holder has in the capital stock of Trend at the time of consummation of the reincorporation. Each shareholder's holding period with respect to New Trend's capital stock will include the period during which the holder held the corresponding Trend capital stock, provided the latter was held by the holder as a capital asset at the time of consummation of the reincorporation. We have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

         A successful IRS challenge to the tax-free status of the proposed reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Trend common stock exchanged in the proposed reincorporation equal to the difference between the shareholder's basis in such share and its fair market value, as of the time of the exchange. In this event, a shareholder's aggregate basis in the shares of New Trend's common stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such common stock would begin on the date of such exchange.

         The foregoing is a summary of certain federal income tax consequences. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.


                           2000 EQUITY INCENTIVE PLAN

         Shareholders are being asked to adopt the 2000 equity incentive plan, which was adopted by our board of directors on December 6, 2000 and is attached as Exhibit D.

         The plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses and restricted stock, all of which are collectively referred to in this summary as equity awards. Incentive stock options granted under the plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. Nonstatutory stock options granted under the Plan are not intended to qualify as incentive stock options under the Code. See "- Federal Income Tax Information" for a discussion of the tax treatment of the equity awards. We have initially reserved five million shares of our common stock for issuance under the plan. Based on the closing price of our common stock on December 15, 2000, the market value of the 5,000,000 shares of common stock available under the plan is $ 5,250,000. Because the awards under the plan are discretionary, we are unable to calculate the amount of any awards that may be granted pursuant to the plan for the fiscal year ending September 30, 2001 or any subsequent fiscal years.

         The purpose of the plan is to promote Trend's interests by aligning the interests of selected eligible persons under the plan with the interests of our shareholders. Through the plan, we also seek to attract and retain the services of directors, officers, other employees and consultants and to provide them with incentives to contribute maximum efforts for our success.

         The affirmative vote of a majority of the votes cast at the annual meeting will be required to approve the adoption of the 2000 equity incentive plan. Abstentions and broker non-votes will have no effect on the vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
             THE ADOPTION OF THE 2000 EQUITY INCENTIVE PLAN.

ADMINISTRATION

         The board of directors will administer the plan unless and until it delegates some or all of the administration to a committee of the board. The board of directors, or the committee if so delegated, shall have the following powers:

- to determine the persons to whom and the dates on which equity awards will be granted,
- to determine how and when each equity award shall be granted, including type of equity award and the number of shares with respect to which an equity award shall be granted,
-    to construe and interpret the plan and the equity awards granted under it,
- to establish, amend and revoke rules and regulations for the administration of the plan and equity awards, and
-    to take all actions authorized by the terms of the plan.

ELIGIBILITY

         Incentive stock options may be granted under the plan only to Trend employees (including officers). Employees (including officers), directors and consultants are eligible to receive equity awards other than incentive stock options under the plan. We estimate that approximately eight employees (including officers) and seven directors are currently eligible to participate in the plan.

         No incentive stock option may be granted under the plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of Trend or any of our affiliates, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such Trend and affiliate plans) may not exceed $100,000.

TERMS OF EQUITY AWARDS

         The following is a description of the permissible terms of equity awards under the Plan. Individual equity award grants may be more restrictive as to any or all of the permissible terms described below.

         EXERCISE PRICE: The exercise price of incentive and nonstatutory stock options under the plan may not be less than the fair market value of the common stock on the date of the option grant, and in some cases (see "- Eligibility") may not be less than 110% of such fair market value. The exercise price must be paid in cash at the time the option is exercised or, at the discretion of the board of directors or committee administering the plan, by delivery of other Trend equity securities, by a deferred payment or other arrangement, or any other form of legal consideration.

         VESTING. Options may vest, or become exercisable, in periodic installments as determined by the board of directors. Any option may be subject to other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the board of directors may deem appropriate. Shares of restricted stock awarded under the Plan may, but need not, be subject to a repurchase option or right of first refusal in our favor.

         TERM. The maximum term of options under the plan is ten years from the date of grant and in some cases (see "- Eligibility" above) may not be more than five years from the date of grant. Options terminate ninety days after termination of the optionee's employment or relationship as a consultant or director of Trend or any of our affiliates. If, however, termination is due to the optionee's death, the option may be exercised at any time within the earlier of 12 months of his or her death and the expiration of the term of the option. If termination is the result of a disability, the option may be exercised at any time within the earlier of six months from the date of termination due to disability and the expiration of the term of the option. Individual options by their terms may provide for exercise within a shorter or longer period of time following termination of service, employment or the consulting relationship.

         TERMINATION: If equity awards expire or otherwise terminate in whole or in part without being exercised, the common stock not acquired under the equity award will again become available for issuance under the plan.

         RESTRICTIONS ON TRANSFER: Incentive stock options and rights under a restricted stock award may not be transferred to any person, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, until any restrictions on transfer set forth in the equity award agreement lapse. During the lifetime of the optionee, incentive stock options may be exercised only by the optionee.

DURATION, AMENDMENT AND TERMINATION

         Unless sooner terminated, the plan will terminate on December 5, 2010. The board may at any earlier time terminate, and from time-to-time may amend or modify, the plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the plan to satisfy any applicable statutory or regulatory requirements, or if Trend, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable. No plan amendment may adversely affect any outstanding equity award without the holder's written consent.

FEDERAL INCOME TAX INFORMATION

         INCENTIVE STOCK OPTIONS. Incentive stock options under the plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Internal Revenue Code of 1986, as amended. There generally are no federal income tax consequences to the optionee or Trend by reason of the grant or exercise of an incentive stock option. The exercise of an incentive stock option, however, may create or increase the optionee's alternative minimum tax liability, if any.

         If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss recognized on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock for a gain before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term generally depending on whether the stock was held for more than one year at the time of the disqualifying disposition. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income tax rate is currently 39.6%. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended.

         To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, Trend will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code and the satisfaction of certain tax reporting obligations) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

         NONSTATUTORY STOCK OPTIONS. There are no tax consequences to the optionee or Trend by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, Trend is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Trend will generally be entitled to a deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. The gain or loss will be long-term or short-term depending on whether the stock was held for more than one year at the time of disposition. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section
16(b) of the Securities Exchange Act.

         RESTRICTED STOCK. In general, a participant will not recognize taxable income upon the receipt of restricted stock, if the stock is subject to restrictions which constitute a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code (including, for this purpose, any restriction under Section 16(b) of the Securities Exchange Act). Rather, the participant will recognize ordinary income at the time when the restrictions no longer apply, in an amount equal to the fair market value of the stock at that time over the amount, if any, paid for the stock. However, a participant may elect to be taxed currently upon receipt of the stock (without regard to such restrictions) by making an election under Section 83(b) of the Code within 30 days of the participant's receipt of the restricted stock. In this event, the participant will recognize ordinary income at the time of the receipt of the stock in an amount equal to the excess, if any, of the fair market value of the stock at that time over the amount, if any, paid for the stock. If the shares are later forfeited, the participant will not be entitled to any loss (except for any amount actually paid for the stock). Following the filing of a timely 83(b) election or the time at which the restricted stock has been taken into income due to the restrictions no longer applying, any future appreciation in the stock realized upon the sale or exchange of the stock will be treated as capital gain, which will be long-term or short-term generally depending on whether the stock was held for more than one year at the time of the sale or exchange. Subject to the requirement of reasonableness, the provisions of
Section 162(m) of the Code and the satisfaction of certain tax reporting obligations, the amount of compensation income recognized by a participant with respect to restricted stock generally is deductible by Trend. Any dividends paid to the participant on restricted stock before the stock is taken into income are ordinary compensation income to a participant and generally are deductible by Trend.

         POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Internal Revenue Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees ("covered employees") in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to options, when combined with all other types of compensation received by a covered employee from Trend, may cause this limitation to be exceeded in any particular year.

         Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with regulations issued under Section 162(m), compensation attributable to options will qualify as performance-based compensation, provided that (i) the option is granted by a compensation committee comprised solely of "outside directors," (ii) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, and the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant, and (iii) under the terms of the plan or the employee's award agreement, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award.


                              SHAREHOLDER PROPOSALS

         The rules of the Securities and Exchange Commission permit shareholders to present proposals for shareholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules.
Our annual meeting of shareholders following the end of fiscal 2001 is expected to be held on or about February 15, 2002, and proxy materials in connection with that meeting are expected to be mailed on or about January
15, 2002. We must receive shareholder proposals prepared in accordance with the proxy rules on or before September 16, 2001.

                        INDEPENDENT PUBLIC ACCOUNTANTS

         Williams & Webster, P.S. has been selected as our principal accountant for the fiscal year ended September 30, 2001. Representatives of Williams & Webster will be present at the annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         Our previous accountant, LeMaster and Daniels, PLLC resigned, effective September 1999. LeMaster and Daniels did not prepare financial statements or an audit opinion for the fiscal year ended September 30, 1998. There were no disagreements with LeMaster and Daniels on accounting and financial disclosures. Williams & Webster, P.S., our current accountants, were appointed in February 2000.


                                  OTHER MATTERS

         The board of directors is not aware of any business to be presented at the annual meeting except the maters set forth in the Notice of annual meeting and described in the proxy statement. If any other matters properly come before the annual meeting, the persons designated as agents in the enclosed proxy will vote on such matters in accordance with their best judgment.



         THE ANNUAL REPORT ON FORM 10-KSB OF TREND MINING COMPANY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (WITHOUT EXHIBITS) MAY BE OBTAINED AT NO CHARGE BY ANY SHAREHOLDER ENTITLED TO VOTE AT THE MEETING WHO WRITES TO:
SECRETARY, TREND MINING COMPANY, 401 FRONT AVENUE, SUITE 1, SECOND FLOOR, COEUR D'ALENE, ID 83814. EXHIBITS TO THE FORM 10-KSB ALSO ARE AVAILABLE AT A COST OF TWENTY-FIVE CENTS PER PAGE.

                                                                      EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER


         This AGREEMENT AND PLAN OF MERGER (hereinafter called the "Agreement")
is made as of December   , 2000 by and between Trend Mining Company, a Delaware
corporation ("Trend"), and New Trend Company, a Montana corporation ("New Trend"). Trend and New Trend are sometimes referred to herein as the "Constituent Corporations." The Boards of Directors of each of the Constituent Corporations deem it advisable and to the advantage of each Constituent Corporation that Trend merge into New Trend upon the terms and conditions herein provided.

         NOW, THEREFORE, the parties do hereby adopt the plan encompassed by this Agreement and do hereby agree that Trend shall merge into New Trend on the following terms, conditions and other provisions:

                            I. TERMS AND CONDITIONS

     1.1 MERGER. Trend shall be merged with and into New Trend, and New Trend shall be the surviving corporation (the "Surviving Corporation") effective upon the date and time when this Agreement, or a certificate of merger in lieu thereof, is filed with the Secretary of State of the State of Delaware and articles of merger are filed with the Secretary of State of the State of Montana (the "Effective Date").

     1.2 SUCCESSION. On the Effective Date, New Trend shall succeed to all of the rights, privileges, powers and property, including without limitation all rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description, of Trend in the manner of and as more fully set forth in Section 259 of the Delaware General Corporation Law (the "DGCL") and in Section 35-1-817 of the Montana Business Corporation Act (the "MBCA").

     1.3 COMMON STOCK OF TREND AND NEW TREND. Upon the Effective Date, by virtue of the merger and without any further action on the part of the Constituent Corporations or their stockholders, (i) each share of Common Stock of Trend, no par value per share ("Trend Common Stock"), issued and outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of Common Stock of New Trend, par value $.01 per share ("New Trend Common Stock"), (ii) each share of New Trend Common Stock issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares, and
(iii) each share of Trend Common Stock issued but held in the treasury of Trend shall be cancelled.

     1.4 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of Trend Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of New Trend Common Stock into which the shares of Trend Common Stock represented by such certificates have been converted as herein provided and shall be so registered on the books and records of New Trend or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer, or otherwise accounted for to New

Trend or its transfer agent, have and be entitled to exercise any voting or other right with respect to and to receive any dividend or other distribution upon the shares of New Trend Common Stock evidenced by such outstanding certificate as above provided.

     1.5 OPTIONS. Upon the Effective Date, New Trend will assume and continue all of Trend's stock options, warrants or rights to acquire Trend Common Stock and the outstanding and unexercised portions of all options, warrants or rights to acquire Trend Common Stock shall become options, warrants or rights to acquire the same number of shares of New Trend Common Stock with no other changes in the terms and conditions of such options, warrants or rights to acquire, including exercise prices, and effective upon the Effective Date, New Trend hereby assumes the outstanding and unexercised portions of such options, warrants or rights to acquire and the obligations of Trend with respect thereto.

                  II. CERTIFICATE OF INCORPORATION AND BY-LAWS

     2.1 CERTIFICATE OF INCORPORATION. The certificate of incorporation of New Trend shall be the certificate of incorporation of the Surviving Corporation (the "New Trend Charter").

                          III. DIRECTORS AND OFFICERS

      3.1 DIRECTORS. The directors of Trend shall continue as directors of the Surviving Corporation.

      3.2 OFFICERS. The officers of Trend shall become the officers of the Surviving Corporation to serve at the pleasure of its Board of Directors.

                               IV. MISCELLANEOUS

      4.1 FURTHER ASSURANCES. From time to time, as and when required by New Trend or by its successors and assigns, there shall be executed and delivered on behalf of Trend such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in New Trend the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises, and authority of Trend and otherwise to carry out the purposes of this Agreement, and the officers and directors of New Trend are fully authorized in the name and on behalf of Trend or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

      4.2 AMENDMENT. At any time before or after approval by the stockholders of the Constituent Corporations, this Agreement may be amended in any manner (except as otherwise provided by the DGCL) as may be determined in the judgment of the respective Boards of Directors of New Trend and Trend to be necessary, desirable or expedient.

      4.3 TERMINATION. At any time before the Effective Date, this Agreement may be terminated and the merger may be terminated by the Board of Directors of either Trend or New Trend or both, notwithstanding the approval of this Agreement by the stockholders of Trend and New Trend.

      4.4 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, this Agreement, having first been duly approved by the Board of Directors of Trend and New Trend, is hereby executed on behalf of each Constituent Corporation by its duly authorized officer.


                                 TREND MINING COMPANY
                                 a Montana corporation


                                 By:
                                   -------------------------------------------
                                          Kurt J. Hoffman, President and Chief
                                          Executive Officer



                                 NEW TREND COMPANY
                                 a  Delaware corporation


                                 By:
                                   ------------------------------------------
                                          Kurt J. Hoffman, President and Chief
                                          Executive Officer

                                                                     EXHIBIT B

                          CERTIFICATE OF INCORPORATION

                                       OF

                                NEW TREND COMPANY



ARTICLE 1

         The name of the corporation is New Trend Company (hereinafter, the "Company").

ARTICLE 2

         The address of the registered office of the Company in the State of Delaware is 1220 N. Market Street, Suite 606, Wilmington, DE 19801. The name of the registered agent at such address is Registered Agents, Ltd.

ARTICLE 3

         The purpose of the Company is to engage in any lawful act or activity for which a Corporation may be organized under the General Corporation Law of Delaware ("GCL").

ARTICLE 4

      4.1. AUTHORIZED SHARES. The total number of shares that the Company is authorized to issue is 120,000,000, 100,000,000 shares of which shall be Common Stock, $0.01 par value per share, and 20,000,000 shares of which shall be Preferred Stock, $0.01 par value per share, one share of which shall be designated Series A Preferred Stock.

      4.2. COMMON STOCK. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held on all matters as to which holders of Common Stock shall be entitled to vote. Except for and subject to those preferences, rights, and privileges expressly granted to the holders of all classes of stock at the time outstanding having prior rights, and series of preferred stock which may from time to time come into existence, and except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders of the Company, including, but not limited to, (i) the right to receive dividends when, as and if declared by the Board of Directors out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon the dissolution and liquidation of the Company, the right to receive ratably and equally all of the assets of the Company remaining after the payment to the holders of preferred stock of the specific amounts, if any, which they are entitled to receive as may be provided herein or pursuant hereto.

      4.3. PREFERRED STOCK. The Board of Directors of the Company is authorized, subject to limitations prescribed by law, to provide by resolution or resolutions for the issuance of the shares of Preferred Stock (other than the Series A Preferred Stock) in series, and, by filing a certificate of designation, pursuant to the GCL, setting forth a copy of such resolution or resolutions, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of the class or of each such series, and the qualifications, limitations, and restrictions thereof. The authority of the Board of Directors with respect to the class or each series shall include, but not be limited to, determination of the following:

                  (a) The number of shares constituting any Series And the distinctive designation of that series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased, but not below the number of shares outstanding from time to time by like action of the Board of Directors;

                  (b) The dividend rate on the shares of the class or of any series, the conditions and times upon which such dividends shall be payable, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the class or of that series;

                  (c) Whether the class or any series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                  (d) Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or classes, with or without par value, or of any other series of this same class, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

                  (e) Whether or not the shares of the class or of any series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                  (f) Whether the class or any series shall have a retirement or sinking fund for the redemption or purchase of shares of the class or of that series, and, if so, the terms and amount of such retirement or sinking fund;

                  (g) The rights of the shares of the class or of any series in the event of voluntary or involuntary dissolution or winding up of the Company, and the relative rights of priority, if any, of payment of shares of the class or of that series; and

                  (h) Any other powers, preferences, rights, qualifications, limitations, and restrictions of the class or of any series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation.

         4.4 SERIES A PREFERRED STOCK. There shall be a series of Preferred Stock designated "Series A Preferred Stock." The number of shares constituting the Series A Preferred Stock shall be one (1). The rights, preferences, privileges, restrictions and other matters relating to the Series A Preferred Stock are as follows:

                  (a) ELIGIBLE HOLDERS. The Company shall issue the Series A Preferred Stock to Thomas S. Kaplan ("Mr. Kaplan"), a natural person with an address of c/o William Natbony, Esq., Rosenman & Colin LLP, 575 Madison Avenue, New York, NY 10022-2585. Each of Mr. Kaplan, Electrum LLC, a company organized under the laws of the Cayman Islands with an address of c/o William Natbony, Esq., Rosenman & Colin LLP, 575 Madison Avenue, New York, NY 10022-2585, and Asher Edelman ("Mr. Edelman"), a natural person with an address of c/o Edelman Companies, 717 Fifth Avenue, New York, NY 10022 is an eligible holder of Series A Preferred Stock if, at any date of determination, such person or entity has voting and dispositive control of 20% or more of the Common Stock of the Company on a fully diluted basis ("Eligible Holder"). No person or entity other than Mr. Kaplan, Electrum LLC or Mr. Edelman may be or become an Eligible Holder. Series A Preferred Stock may be held only by an Eligible Holder. "Fully diluted" for the purposes of this Section 4.4 shall mean, as of any date of determination, all of the Common Stock of the Company issued and outstanding on such date plus all of the Common Stock issuable on the exercise or conversion of securities exercisable for or convertible into Common Stock outstanding on such date.

                  (b) DIVIDEND RIGHTS. The holder of Series A Preferred Stock shall have no right to receive or to be paid dividends on the Series A Preferred Stock, whether or not the Company has funds legally available therefor.

                  (c)      VOTING RIGHTS.

                           (1)      GENERAL  RIGHTS.  Except as  otherwise
provided herein or as required by law, the Series A Preferred Stock shall have no right to vote at any annual or special meeting of stockholders of the Company.

                           (2)      CONSENT OF SERIES A  PREFERRED  STOCK FOR
CERTAIN ACTIONS. In addition to any other vote or consent required herein or by law, the written consent of the holder of the outstanding Series A Preferred Stock shall be necessary to effect or validate any issuance of Preferred Stock, Common Stock, or any equity securities convertible into or exercisable for Preferred Stock or Common Stock; PROVIDED, HOWEVER, that (x) the issuance of Common Stock or Preferred Stock pursuant to the exercise or conversion of equity securities outstanding on the date that Trend Mining Company, a Montana corporation, merged with and into the Company shall not require the consent of the Series A Preferred Stock, and (y) if the holder of Series A Preferred Stock has previously approved the issuance of equity securities exercisable for or convertible into Preferred Stock or Common Stock, the issuance of Preferred Stock or Common Stock upon exercise or conversion of such securities, or the issuance of Common Stock upon conversion of Preferred Stock issued upon such exercise or conversion, shall not require the further consent of the Series A Preferred Stock.

                  (d)      LIQUIDATION RIGHTS.

                           (1)      DISTRIBUTION  TO  SERIES A   PREFERRED
STOCK.  Upon  any  sale,   liquidation, dissolution, merger or winding up of
the Company, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any Common Stock, the holder of Series A Preferred Stock shall be entitled to be paid out of the assets of the Company an amount equal to One Dollar ($1.00) (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the Series A Preferred Stock) for the Series A Preferred Stock held by such holder.

                           (2)      DISTRIBUTION  OF REMAINING  ASSETS.
After the payment of the full liquidation preference of the Series A Preferred Stock as set forth in Section 4.4(d)(1) above, no holder of Series A Preferred Stock shall be entitled to any of the remaining assets of the Company legally available for distribution.

                  (e) TRANSFER RIGHTS. The holder of the Series A Preferred Stock shall have the right freely to transfer such Stock to another Eligible Holder. If the holder of the Series A Preferred Stock ceases to be an Eligible Holder, the Series A Preferred Stock shall be transferred automatically to Mr. Kaplan, if he is an Eligible Holder; or, if Mr. Kaplan is not an Eligible Holder, then to Electrum LLC; or, if Electrum LLC is not an Eligible Holder, then to Mr. Edelman. If none of Mr. Kaplan, Electrum LLC or Mr. Edelman is an Eligible Holder, the Series A Preferred Stock shall be converted automatically to Common Stock pursuant to Section 4.4(g).

         In connection with any transfer, the transferring holder shall give written notice to the Company of such transfer and shall surrender the certificate for such Series A Preferred Stock, duly endorsed, at the office of the Company or any transfer agent for such Series A Preferred Stock, with instructions to issue a new certificate for such Series A Preferred Stock to the new holder. The Company shall not be obligated to issue a certificate evidencing the share of Common Stock issuable upon such conversion unless the certificate evidencing such Series A Preferred Stock is either delivered to the Company or its transfer agent as provided above, or the holder notifies the Company or its transfer agent that such certificate has been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.

                 (f) REDEMPTION RIGHTS. The holder of the Series A Preferred Stock shall have the following rights with respect to the redemption of the Series A Preferred Stock (the "Redemption Rights"):

                           (1)      RIGHT OF HOLDER TO CALL SERIES A
PREFERRED STOCK FOR REDEMPTION. Subject to and in compliance with the provisions of this Section 4.4(f), the holder of the Series A Preferred Stock may make an election by written notice to the Company at its principal office to cause the Company to call for redemption of the holder's Series A Preferred Stock at a redemption price of $1.00 per share (the "Redemption Price") out of funds legally available therefor. If, on any date on which the Company is obligated to pay the Redemption Price, the funds of the Company legally available for redemption of Series A Preferred Stock are insufficient to pay the Redemption Price, those funds that are legally available will be used to pay the maximum portion of the Redemption Price then due. At any time thereafter, when additional funds of the Company are legally available for the redemption of Series A Preferred Stock, such funds will immediately be used to pay the balance of the Redemption Price then owed by the Company.

                           (2)      MECHANICS  OF  REDEMPTION.  The holder of
the Series A Preferred Stock called for redemption pursuant to this Section 4.4(f) shall, as a condition to receiving the Redemption Price, surrender the certificate therefor, duly endorsed, at the office of the Company or any transfer agent for the Series A Preferred Stock. If, on the date fixed for redemption, cash necessary for the redemption shall be available for such purpose and irrecoverably shall have been deposited or set apart, then, notwithstanding that the certificate evidencing the Series A Preferred Stock called for redemption shall not have been surrendered, the Series A Preferred Stock no longer shall be deemed to be outstanding, the holder thereof shall cease to be a holder of Series A Preferred Stock, and all rights whatsoever with respect to the shares of Series A Preferred Stock (except the right of the holder to receive payment of the Redemption Price as provided herein, without interest, upon surrender of their certificates therefor) shall terminate.

                  (g) AUTOMATIC CONVERSION. The share of Series A Preferred Stock shall automatically be converted into one (1) share of Common Stock, subject to equitable adjustments, without any further action by the holder of the Series A Preferred Stock and whether or not the certificate representing such share is surrendered to the Company or its transfer agent, at such time as
(i) none of Mr. Kaplan, Electrum LLC and Mr. Edelman is an Eligible Holder, or
(ii) the Series A Preferred Stock is transferred to a person or entity which is not an Eligible Holder.

         Upon the occurrence of such automatic conversion of the Series A Preferred Stock, the holder of Series A Preferred Stock shall surrender the certificate representing such Series A Preferred Stock at the office of the Company or any transfer agent for such stock. Following such surrender, the Company shall issue and deliver to such holder promptly at such office and in its name as shown on such surrendered certificate, a certificate for one share of Common Stock into which the Series A Preferred Stock surrendered was convertible on the date on which such automatic conversion occurred. The Company shall not be obligated to issue a certificate evidencing the share of Common Stock issuable upon such conversion unless the certificate evidencing such Series A Preferred Stock is either delivered to the Company or its transfer agent as provided above, or the holder notifies the Company or its transfer agent that such certificate has been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.

                  (h) RETIREMENT. Upon the acquisition of the Series A Preferred Stock by the Company, however acquired, such Series A Preferred Stock shall be retired and shall not be reissued.

                  (i) RECORD HOLDERS. For purposes of this Section 4.4, the "holder" of Series A Preferred Stock shall be deemed to be the holder of record of such Series A Preferred Stock for all purposes.

                                  ARTICLE 5

      5.1. NUMBER AND ELECTION OF DIRECTORS. The number of directors of the Company shall be fixed from time to time in the manner provided in the bylaws and may be increased or decreased from time to time in the manner provided in the bylaws. Election of directors need not be by written ballot except and to the extent provided in the bylaws of the Company. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and qualified, subject, however, to such director's prior death, resignation, retirement, disqualification or removal from office.

      5.2. QUORUM. A quorum of the Board of Directors for the transaction of business shall not consist of less than a majority of the total number of directors, except as otherwise may be provided in this Certificate of Incorporation or in the bylaws with respect to filling vacancies.

      5.3. NEWLY CREATED DIRECTORSHIPS AND VACANCIES. Except as otherwise fixed relative to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, or by a sole remaining director, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the new directorship which was created or in which the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

                                    ARTICLE 6

         Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, repeal, alter, amend and rescind any or all of the bylaws of the Company.

                                    ARTICLE 7

      7.1. STOCKHOLDER ACTIONS. Any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of such stockholders or by appropriate action by written consent by such stockholders.

      7.2. MEETINGS. Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. Except as otherwise required by law and subject to the rights of the holders of any class or series of stock having a preference over the Common Stock, special meetings of the stockholders may be called only by the chairman of the board, the chief executive officer, the president, any officer of the Company upon the written request by a majority of the Board of Directors, or as may be designated in the bylaws of the Company.

      7.3. CORPORATE BOOKS. The books of the Company may be kept (subject to any contrary provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Company.

                                     ARTICLE 8

         Notwithstanding any other provisions of this Certificate of Incorporation of the Company or of the bylaws of the Company, the affirmative vote of the holders of not less than a majority of the outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, shall be required to amend or repeal or adopt any provision of this Certificate of Incorporation.

                                   ARTICLE 9

         A director or officer of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the GCL as currently in effect or as the same may hereafter be amended.

         No amendment, modification or repeal of this Article 9 shall adversely affect any right or protection of a director that exists at the time of such amendment, modification or repeal.

                                   ARTICLE 10

         The Company shall indemnify, to the fullest extent permitted by applicable law as in effect from time to time, any person against all liability and expense (including attorneys' fees) incurred by reason of the fact that he or she is or was a director or officer of the Company or any of its subsidiaries, or while serving as a director or officer of the Company or any of its subsidiaries, he or she is or was serving at the request of the Company or any of its subsidiaries as a director, officer, partner or trustee of, or in any similar managerial or fiduciary position of, or as an employee or agent of, another corporation, partnership, joint venture, trust, association, or other entity (an "Agent").

         Expenses (including attorneys' fees) incurred in defending an action, suit, or proceeding may be paid by the Company in advance of the final disposition of such action, suit, or proceeding, to the fullest extent permitted by Delaware law, upon receipt of an undertaking by the Agent to repay the amount of expenses so advanced if it shall be determined that the Agent is not entitled to be indemnified. The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary, or agent of the Company or any of its subsidiaries against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Company would have the power to indemnify against such liability under the provisions of this Article 10. The indemnification provided by this Article 10 shall not be deemed exclusive of any other rights to which those indemnified may be entitled under this Certificate of Incorporation, any bylaw, agreement, vote of stockholders or disinterested directors, statute, or otherwise, and shall inure to the benefit of the heirs, executors, and administrators of an indemnified party. The provisions of this Article 10 shall not be deemed to preclude the Company from indemnifying other persons from similar or other expenses and liabilities as the Board of Directors or the stockholders may determine.

                                                                     EXHIBIT C

                       MONTANA BUSINESS CORPORATION ACT
                      Section 35-1-826 through 35-1-839

     35-1-826. DEFINITIONS. AS USED IN 35-1-826 THROUGH 35-1-839, THE FOLLOWING DEFINITIONS APPLY:

(1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
(2) "Corporation" includes the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under 35-1-827 and who exercises that right when and in the manner required by 35-1-829 through 35-1-837.
(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
(5) "Interest" means interest from the effective date of the corporate action until the date of payment at the average rate currently paid by the corporation on its principal bank loans or, if the corporation has no loans, at a rate that is fair and equitable under all the circumstances.
(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial shareholder to the extent of the rights granted by a nominee certificate on file with a corporation.
(7) "Shareholder" means the record shareholder or the beneficial shareholder.

History: En. Sec. 133, Ch. 368, L. 1991.

     35-1-827. RIGHT TO DISSENT. (1) A SHAREHOLDER IS ENTITLED TO DISSENT FROM AND OBTAIN PAYMENT OF THE FAIR VALUE OF THE SHAREHOLDER'S SHARES IN THE EVENT OF ANY OF THE FOLLOWING CORPORATE ACTIONS:

(a) consummation of a plan of merger to which the corporation is a party if:
(i) shareholder approval is required for the merger by 35-1-815 or the articles of incorporation and the shareholder is entitled to vote on the merger; or
(ii) the corporation is a subsidiary that is merged with its parent corporation under 35-1-818;
(b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the plan;
(c) consummation of a sale or exchange of all or substantially all of the property of the corporation other than in the usual and regular course of business if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;
(d) an amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:
(i) alters or abolishes a preferential right of the shares;
(ii) creates, alters, or abolishes a right in respect of redemption, including a provision with respect to a sinking fund for the redemption or repurchase of the shares;
(iii) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

(iv) excludes or limits the right of the shares to be voted on any matter or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or
(v) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share created is to be acquired for cash under 35-1-621; or
(e) any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and to obtain payment for their shares.
(2) A shareholder entitled to dissent and to obtain payment for shares under 35-1-826 through 35-1-839 may not challenge the corporate action creating the shareholder's entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

History: En. Sec. 134, Ch. 368, L. 1991; amd. Sec. 2, Ch. 249, L. 1993.

     35-1-828. DISSENT BY NOMINEES AND BENEFICIAL OWNERS. (1) A RECORD SHAREHOLDER MAY ASSERT DISSENTERS' RIGHTS AS TO FEWER THAN ALL THE SHARES REGISTERED IN HIS NAME ONLY IF HE DISSENTS WITH RESPECT TO ALL SHARES BENEFICIALLY OWNED BY ANY ONE PERSON AND NOTIFIES THE CORPORATION IN WRITING OF THE NAME AND ADDRESS OF EACH PERSON ON WHOSE BEHALF HE ASSERTS DISSENTERS' RIGHTS. THE RIGHTS OF A PARTIAL DISSENTER UNDER THIS SUBSECTION ARE DETERMINED AS IF THE SHARES AS TO WHICH HE DISSENTS AND HIS OTHER SHARES WERE REGISTERED IN THE NAMES OF DIFFERENT SHAREHOLDERS.

(2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:
(a) he submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
(b) he does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

History: En. Sec. 135, Ch. 368, L. 1991.

     35-1-829. NOTICE OF DISSENTERS' RIGHTS. (1) IF A PROPOSED CORPORATE ACTION CREATING DISSENTERS' RIGHTS UNDER 35-1-827 IS SUBMITTED TO A VOTE AT A SHAREHOLDERS' MEETING, THE MEETING NOTICE MUST STATE THAT SHAREHOLDERS ARE OR MAY BE ENTITLED TO ASSERT DISSENTERS' RIGHTS UNDER 35-1-826 THROUGH 35-1-839 AND MUST BE ACCOMPANIED BY A COPY OF 35-1-826 THROUGH 35-1-839.

(2) If a corporate action creating dissenters' rights under 35-1-827 is taken without a vote of shareholders, the corporation shall give written notification to all shareholders entitled to assert dissenters' rights that the action was taken and shall send them the dissenters' notice described in 35-1-831.

History: En. Sec. 136, Ch. 368, L. 1991.

     35-1-830. NOTICE OF INTENT TO DEMAND PAYMENT. (1) IF PROPOSED CORPORATE ACTION CREATING DISSENTERS' RIGHTS UNDER 35-1-827 IS SUBMITTED TO A VOTE AT A SHAREHOLDERS' MEETING, A SHAREHOLDER WHO WISHES TO ASSERT DISSENTERS' RIGHTS:

(a) shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
(b) may not vote his shares in favor of the proposed action.
(2) A shareholder who does not satisfy the requirements of subsection (1)(a) is not entitled to payment for his shares under 35-1-826 through 35-1-839.

     35-1-831. DISSENTERS' NOTICE. (1) IF PROPOSED CORPORATE ACTION CREATING DISSENTERS' RIGHTS UNDER 35-1-827 IS AUTHORIZED AT A SHAREHOLDERS' MEETING, THE CORPORATION SHALL DELIVER A WRITTEN DISSENTERS' NOTICE TO ALL SHAREHOLDERS WHO SATISFIED THE REQUIREMENTS OF 35-1-830.
(2) The dissenters' notice must be sent no later than 10 days after the corporate action was taken and must:
(a) state where the payment demand must be sent and where and when certificates for certified shares must be deposited;
(b) inform shareholders of uncertificated shares to what extent transfer of the shares will be restricted after the payment is received;
(c) supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and that requires the person asserting dissenters' rights to certify whether or not he acquired beneficial ownership of the shares before that date;
(d) set a date by which the corporation must receive the payment demand, which may not be fewer than 30 nor more than 60 days after the date the required notice under subsection (1) is delivered; and
(e) be accompanied by a copy of 35-1-826 through 35-1-839.

History: En. Sec. 138, Ch. 368, L. 1991.

     35-1-832. DUTY TO DEMAND PAYMENT. (1) A SHAREHOLDER SENT A DISSENTERS' NOTICE DESCRIBED IN 35-1-831 SHALL DEMAND PAYMENT, CERTIFY WHETHER THE SHAREHOLDER ACQUIRED BENEFICIAL OWNERSHIP OF THE SHARES BEFORE THE DATE REQUIRED TO BE SET FORTH IN THE DISSENTERS' NOTICE PURSUANT TO 35-1-831(2)(c), AND DEPOSIT HIS CERTIFICATES IN ACCORDANCE WITH THE TERMS OF THE NOTICE.

(2) The shareholder who demands payment and deposits his certificates under subsection (1) retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.
(3) A shareholder who does not demand payment or deposit his certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under 35-1-826 through 35-1-839.

History: En. Sec. 139, Ch. 368, L. 1991.

         35-1-833. SHARE RESTRICTIONS. (1) THE CORPORATION MAY RESTRICT THE TRANSFER OF UNCERTIFICATED SHARES FROM THE DATE THE DEMAND FOR THEIR PAYMENT IS RECEIVED UNTIL THE PROPOSED CORPORATE ACTION IS TAKEN OR THE RESTRICTIONS ARE RELEASED UNDER 35-1-835.

(2) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

History: En. Sec. 140, Ch. 368, L. 1991.

     35-1-834. PAYMENT. (1) EXCEPT AS PROVIDED IN 35-1-836, AS SOON AS THE PROPOSED CORPORATE ACTION IS TAKEN OR UPON RECEIPT OF A PAYMENT DEMAND, THE CORPORATION SHALL PAY EACH DISSENTER WHO COMPLIED WITH 35-1-832 THE AMOUNT THE CORPORATION ESTIMATES TO BE THE FAIR VALUE OF THE DISSENTER'S SHARES PLUS ACCRUED INTEREST.

(2) The payment must be accompanied by:
(a) the corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;
(b) a statement of the corporation's estimate of the fair value of the shares;
(c) an explanation of how the interest was calculated;
(d) a statement of the dissenter's right to demand payment under 35-1-837; and
(e) a copy of 35-1-826 through 35-1-839.

History: En. Sec. 141, Ch. 368, L. 1991.

     35-1-835. FAILURE TO TAKE ACTION. (1) IF THE CORPORATION DOES NOT TAKE THE PROPOSED ACTION WITHIN 60 DAYS AFTER THE DATE SET FOR DEMANDING PAYMENT AND DEPOSITING CERTIFICATES, THE CORPORATION SHALL RETURN THE DEPOSITED CERTIFICATES AND RELEASE THE TRANSFER RESTRICTIONS IMPOSED ON UNCERTIFICATED SHARES.

(2) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under 35-1-831 and repeat the payment demand procedure.

History: En. Sec. 142, Ch. 368, L. 1991.

     35-1-836. AFTER-ACQUIRED SHARES. (1) A CORPORATION MAY ELECT TO WITHHOLD PAYMENT REQUIRED BY 35-1-834 FROM A DISSENTER UNLESS THE DISSENTER WAS THE BENEFICIAL OWNER OF THE SHARES BEFORE THE DATE SET FORTH IN THE DISSENTERS' NOTICE AS THE DATE OF THE FIRST ANNOUNCEMENT TO NEWS MEDIA OR TO SHAREHOLDERS OF THE TERMS OF THE PROPOSED CORPORATE ACTION.

(2) To the extent the corporation elects to withhold payment under subsection
(1), after taking the proposed corporate action, the corporation shall estimate the fair value of the shares plus accrued interest and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under 35-1-837.

History: En. Sec. 143, Ch. 368, L. 1991.

     35-1-837. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER. (1) A DISSENTER MAY NOTIFY THE CORPORATION IN WRITING OF THE DISSENTER'S OWN ESTIMATE OF THE FAIR VALUE OF THE DISSENTER'S SHARES AND THE AMOUNT OF INTEREST DUE AND MAY DEMAND PAYMENT OF THE DISSENTER'S ESTIMATE, LESS ANY PAYMENT UNDER 35-1-834, OR REJECT THE CORPORATION'S OFFER UNDER 35-1-836 AND DEMAND PAYMENT OF THE FAIR VALUE OF THE DISSENTER'S SHARES AND THE INTEREST DUE IF:

(a) the dissenter believes that the amount paid under 35-1-834 or offered under 35-1-836 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;
(b) the corporation fails to make payment under 35-1-834 within 60 days after the date set for demanding payment; or
(c) the corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.
(2) A dissenter waives the right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (1) within 30 days after the corporation made or offered payment for his shares.


History: En. Sec. 144, Ch. 368, L. 1991.

     35-1-838. COURT ACTION. (1) IF A DEMAND FOR PAYMENT UNDER 35-1-837 REMAINS UNSETTLED, THE CORPORATION SHALL COMMENCE A PROCEEDING WITHIN 60 DAYS AFTER RECEIVING THE PAYMENT DEMAND AND SHALL PETITION THE COURT TO DETERMINE THE FAIR VALUE OF THE SHARES AND ACCRUED INTEREST. IF THE CORPORATION DOES NOT COMMENCE THE PROCEEDING WITHIN THE 60-DAY PERIOD, IT SHALL PAY EACH DISSENTER WHOSE DEMAND REMAINS UNSETTLED THE AMOUNT DEMANDED.

(2) The corporation shall commence the proceeding in the district court of the county where a corporation's principal office or, if its principal office is not located in this state, where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(3) The corporation shall make all dissenters whose demands remain unsettled, whether or not residents of this state, parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. Nonresidents may be served by certified mail or by publication as provided by law.

(4) The jurisdiction of the district court in which the proceeding is commenced under subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
(5) Each dissenter made a party to the proceeding is entitled to judgment:
(a) for the amount, if any, by which the court finds the fair value of the dissenter's shares plus interest exceeds the amount paid by the corporation; or
(b) for the fair value plus accrued interest of his after-acquired shares for which the corporation elected to withhold payment under 35-1-836.

     35-1-839. COURT COSTS AND ATTORNEY FEES. (1) THE COURT IN AN APPRAISAL PROCEEDING COMMENCED UNDER 35-1-838 SHALL DETERMINE ALL COSTS OF THE PROCEEDING, INCLUDING THE REASONABLE COMPENSATION AND EXPENSES OF APPRAISERS APPOINTED BY THE COURT. THE COURT SHALL ASSESS THE COSTS AGAINST THE CORPORATION, EXCEPT THAT THE COURT MAY ASSESS COSTS AGAINST ALL OR SOME OF THE DISSENTERS, IN AMOUNTS THE COURT FINDS EQUITABLE, TO THE EXTENT THE COURT FINDS DISSENTERS ACTED ARBITRARILY, VEXATIOUSLY, OR NOT IN GOOD FAITH INDEMANDING PAYMENT UNDER 35-1-837.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
(a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of 35-1-829 through 35-1-837; or
(b) against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by 35-1-826 through 35-1-839.
(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award the counsel reasonable attorney fees to be paid out of the amounts awarded the dissenters who were benefited.

History: En. Sec. 146, Ch. 368, L. 1991.

                                                                     EXHIBIT D

                              TREND MINING COMPANY
                           2000 EQUITY INCENTIVE PLAN

                                    ARTICLE I

                             ESTABLISHMENT AND TERM

     SECTION 1.01 ESTABLISHMENT; DEFINITIONS. This Plan was adopted by the Board on December 6, 2000, subject to the approval by the stockholders of the Company, to become effective on December 6, 2000. All capitalized terms used in this Plan are defined in Appendix A attached to the Plan.

     SECTION 1.02 TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 5, 2010, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Equity Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Rights and obligations under any Equity Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Equity Award was granted.


                                   ARTICLE II

                              STRUCTURE AND PURPOSE

     SECTION 2.01 STRUCTURE OF PLAN. The Equity Awards issued under the Plan shall be either, in the discretion of the Board, (a) Options granted pursuant to
Article VI of the Plan, including Incentive Stock Options and Non-statutory Stock Options, or (b) Stock bonuses or restricted Stock awards granted pursuant to Article VII of the Plan. All Options shall be designated as Incentive Stock Options or Non-statutory Stock Options at the time of grant.

     SECTION 2.02 PURPOSE. The purpose of the Plan is to promote the interests of the Company by aligning the interests of selected eligible persons under the Plan with the interests of the stockholders of the Company and by providing to such persons an opportunity to obtain the benefits from ownership of the Company's Stock through the granting to such persons of Equity Awards. The Company, through the use of the Plan, seeks to attract and retain the services of Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

                                  ARTICLE III

                                 ADMINISTRATION

     SECTION 3.01 BOARD; DELEGATION TO COMMITTEE. The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee. The Board may delegate administration of the Plan to a Committee composed of one or more members of the Board. In the discretion of the Board, the Committee may consist solely of Outside Directors. If administration is delegated to a Committee, the Committee shall have, in administering the Plan, all of the powers that were possessed by the Board prior to such delegation, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. If administration is delegated to a Committee, all references in this Plan to the Board shall thereafter be to the Committee. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

     SECTION 3.02 ADMINISTRATION. The Board shall have the power, consistent with the express provisions of the Plan:

          (a) To determine from time to time which of the eligible persons under the Plan shall be granted Equity Awards;

          (b) To determine whether an Equity Award shall be an Incentive Stock Option, a Non-statutory Stock Option, a Stock bonus, a right to purchase restricted Stock, or a combination of the foregoing;

          (c) To determine how and when each Equity Award shall be granted, the provisions of each Equity Award granted, including the time or times when a person shall be permitted to receive Stock pursuant to a Equity Award, and the number of shares with respect to which a Equity Award shall be granted to each such person;

          (d) To construe and interpret the Plan and Equity Awards granted under it, and to establish, amend and revoke rules and regulations for the administration of such Plan and Equity Awards;

          (e) To correct any defect, omission or inconsistency in the Plan or in any Equity Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

          (f)  To amend the Plan or an Equity Award as provided in Article XI;
and

          (g) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

                                   ARTICLE IV

                                   ELIGIBILITY

     SECTION 4.01 PERSONS ELIGIBLE FOR EQUITY AWARDS. Incentive Stock Options may be granted only to Employees. Equity Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants.

                                    ARTICLE V

                           SHARES SUBJECT TO THE PLAN

     SECTION 5.01 Subject to the provisions of Article VIII relating to adjustments upon changes in Stock, no more than 5,000,000 shares of Stock may be issued pursuant to Equity Awards. If any Equity Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Stock not acquired under such Equity Award shall revert to and again become available for issuance under the Plan. The Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

                                   ARTICLE VI

                                TERMS OF OPTIONS.

     SECTION 6.01 FORM OF OPTION. Subject to the provisions of the Plan, each Option shall be in such form and shall contain such terms and conditions as the Board shall determine. The provisions of separate Options need not be identical.

     SECTION 6.02 TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     SECTION 6.03 EXERCISE PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted. The exercise price of each Non-statutory Stock Option shall be not less than the Fair Market Value of the Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Non-statutory Stock Option) may be granted with an exercise price lower than that otherwise provided in this Section 6.03 if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     SECTION 6.04 PAYMENT. The purchase price of Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash at the time the Option is exercised, or (b) at the discretion of the Board or the Committee, determined at the time of the grant of the Option, (1) by delivery to the Company of other equity securities of the Company, (2) according to a deferred payment or other arrangement with the person to whom the Option is granted or to whom the Option is transferred pursuant to Section 6.05, (3) in any other form of legal consideration that may be acceptable to the Board, or (4) any combination of the foregoing.

     SECTION 6.05 TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. Unless otherwise provided in the Equity Award Agreement, a Non-statutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order.

     SECTION 6.06 VESTING. The total number of shares of Stock subject to an Option may, but need not, be vested or allotted in periodic installments (which may, but need not, be equal). The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate.

     SECTION 6.07 TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. Unless otherwise provided in the Equity Award Agreement relating to an Option, in the event of a Termination (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of Termination) but only within such period of time ending on the earlier of (a) the date that is ninety
(90) days after the date of Termination, or (b) the expiration of the term of the Option as set forth in the Equity Award Agreement.

     SECTION 6.08 DISABILITY OF OPTIONEE. Unless otherwise provided in the Equity Award Agreement relating to an Option, in the event of a Termination as a result of the Optionee's Disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of Termination), but only within such period of time ending on the earlier of (a) the date six (6) months after the date of Termination, or (b) the expiration of the term of the Option as set forth in the Equity Award Agreement.

     SECTION 6.09 DEATH OF OPTIONEE. Unless otherwise provided in the Equity Award Agreement relating to an Option, in the event of a Termination as a result of the Optionee's death, the Option may be exercised (to the extent the Optionee was entitled to exercise it at the date of Termination) by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only within the period ending on the earlier of (a) the date twelve (12) months after the date of Termination, or (b) the expiration of the term of the Option as set forth in the Equity Award Agreement.

     SECTION 6.10 INCENTIVE STOCK OPTION LIMITATIONS. The following limitations shall apply to a grant of an Incentive Stock Option:

          (a) If, at the time of the grant of an Incentive Stock Option, the Optionee owns (or is deemed to own pursuant to Section 424(d) of the Code) equity securities possessing more than ten percent (10%) of the total combined voting power of all classes of equity securities of the Company or of any of its Affiliates, the exercise price of such Incentive Stock Option shall be at least one-hundred and ten percent (110%) of the Fair Market Value of such Stock on the date of grant and the Incentive Stock Option shall terminate on the date that is within five (5) years after the date of grant.

          (b) If the aggregate Fair Market Value (determined at the time of grant) of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one-hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Non-statutory Stock Options.

                                  ARTICLE VII

               TERMS OF STOCK BONUSES AND RESTRICTED STOCK AWARDS

     SECTION 7.01 FORM OF STOCK BONUS OR RESTRICTED STOCK AWARD. Subject to the provisions of the Plan, each Stock bonus or restricted Stock award shall be in such form and shall contain such terms and conditions as the Board shall determine. The provisions of separate stock bonuses or restricted stock awards need not be identical.

     SECTION 7.02 PURCHASE PRICE. The purchase price, if any, for any Stock granted as a Stock bonus or restricted Stock award shall be such amount as the Board shall determine and designate in the Equity Award Agreement. Notwithstanding the foregoing, the Board may determine that eligible participants in the Plan may be awarded Stock in consideration for past services rendered to the Company or an Affiliate thereof or for the benefit of the Company or an Affiliate thereof.

     SECTION 7.03 TRANSFERABILITY. Unless otherwise provided in the Equity Award Agreement, Stock awarded or purchased pursuant to this Article VII may not be transferred to any person, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, until any restrictions on transfer set forth in the Equity Award Agreement lapse.

     SECTION 7.04 PAYMENT. The purchase price, if any, of Stock acquired pursuant to a Stock bonus or restricted Stock award shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash, or (b) at the discretion of the Board or the Committee, determined at the time of the grant of the Stock award, (1) by delivery to the Company of other equity securities of the Company, (2) according to a deferred payment or other arrangement with the person to whom the Stock award is granted or to whom the Option is transferred pursuant to Section 7.03, (3) by electing to receive the Stock in lieu of other compensation payable to the person by the Company or an Affiliate thereof or for the benefit of the Company or an Affiliate thereof, (4) in consideration for past services rendered by the person to the Company or for its benefit, (5) in any other form of legal consideration that may be acceptable to the Board, or (6) any combination of the foregoing.

     SECTION 7.05 VESTING. Shares of Stock sold or awarded under Article VII of the Plan may, but need not, be subject to a repurchase option or right of first refusal in favor of the Company.

                                  ARTICLE VIII

                        ADJUSTMENTS UPON CHANGES IN STOCK

     SECTION 8.01 CHANGE IN STOCK. If any change is made in the Stock subject to the Plan, through a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company, the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to Article V, and the outstanding Equity Awards will be appropriately adjusted in the class(es) and number of shares subject to and the exercise price of such outstanding Equity Awards. Such adjustments shall be made by the Board at the time of the change in the Stock, whether or not specifically provided for in any outstanding Equity Award. The Board's determination shall be final, binding and conclusive.

                                   ARTICLE IX

                            COVENANTS OF THE COMPANY

     SECTION 9.01 RESERVATION OF STOCK. The Company shall reserve from its authorized but unissued Stock the number of shares of Stock issuable pursuant to outstanding Equity Awards.

     SECTION 9.02 REGULATORY AUTHORITY. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Stock upon the exercise of outstanding Equity Awards, PROVIDED, HOWEVER, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended, either the Plan, any Equity Award or any Stock issued or issuable pursuant to any such Equity Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority for the lawful issuance and sale of Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Stock upon exercise of such Equity Awards unless and until such authority is obtained.

                                    ARTICLE X

                               GENERAL PROVISIONS

     SECTION 10.01 ACCELERATION OF VESTING. Notwithstanding any provision in any Equity Award Agreement, the Board may, in its discretion, accelerate the time at which an Equity Award may first be exercised or the time during which a Equity Award or any part thereof will vest.

     SECTION 10.02 STOCKHOLDER RIGHTS. Except as set forth in the Equity Award Agreement, no holder of any Equity Award shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Stock subject to such Equity Award unless and until such person has satisfied all requirements for vesting or exercise of the Equity Award pursuant to its
terms.      SECTION 10.03 EMPLOYMENT OR OTHER SERVICES. Nothing in the Plan,
any Equity Award Agreement or any instrument executed pursuant thereto shall
(a) confer upon any Employee or other holder of an Equity Award any right to continue in the employ of the Company or any Affiliate, (b) confer upon any Director or Consultant or other holder of an Equity Award any right to continue acting as a Director or Consultant, (c) affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, (d) affect the right of the Company's Board of Directors and/or the Company's stockholders to remove any Director pursuant to the terms of the Company's charter documents and the provisions of applicable law, or (e) affect the right of the Company to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

     SECTION 10.04 SECURITIES REQUIREMENTS. The Company may require any person to whom a Equity Award is granted, or any person to whom a Equity Award is transferred, as a condition of exercising or acquiring Stock under any Equity Award, to give written assurances satisfactory to the Company (a) as to such person's knowledge and experience in financial and business matters, (b) that he or she is capable of evaluating, alone or together with a purchaser representative, the merits and risks of exercising the Equity Award, and (c) that such person is acquiring the Stock subject to the Equity Award for such person's own account and not with any view to a distribution of the Stock. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Stock.

     SECTION 10.05 TAX WITHHOLDING. If provided for in an Equity Award Agreement, the holder of an Equity Award may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Stock under a Equity Award by (a) tendering a cash payment, (b) authorizing the Company to withhold shares from the shares of the Stock otherwise issuable to such person as a result of the exercise or acquisition of Stock under the Equity Award, (c) delivering to the Company unencumbered shares of equity securities of the Company held by such person by, or (d) any combination of the foregoing.

                                   ARTICLE XI

                     AMENDMENT OF THE PLAN AND EQUITY AWARDS

     SECTION 11.01 AMENDMENT OF PLAN; STOCKHOLDER APPROVAL. The Board may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable. No such amendment shall adversely affect any outstanding Equity Award without the holder's written consent.

     SECTION 11.02 CHANGES IN LAW. The Board may amend the Plan as it deems necessary or advisable to provide eligible Employees, Director or Consultants with the maximum benefits provided or to be provided under the provisions of the Plan relating to Incentive Stock Options and to bring the Plan or Incentive Stock Options granted under the Plan into compliance therewith. The Board may also, in its discretion, amend the Plan to take into account changes in law and tax and accounting rules (including any pooling-of-interest rules), as well as other developments, and to grant Equity Awards that qualify for beneficial treatment under such rules.

                                   APPENDIX A

                                   DEFINITIONS

     "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     "BOARD" means the Board of Directors of the Company.

     "CODE" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

     "COMMITTEE" means a Committee appointed by the Board in accordance with
Section 3.01 of the Plan.

     "COMPANY" means Trend Mining Company, a Montana corporation.

     "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render bona fide consulting services (other than services in connection with the offer or sale of securities in a capital-raising transaction) and who is compensated for such services, PROVIDED, HOWEVER, that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     "DIRECTOR" means a member of the Board.

     "DISABILITY" means the physical inability, as determined in good faith by the Board, to serve in the person's capacity as an Employee, Director or Consultant, for a period of at least six (6) months.

     "EMPLOYEE" means any person, including officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     "EQUITY AWARD" means any right granted under the Plan, including any Option, any Stock bonus or any right to purchase restricted Stock.

     "EQUITY AWARD AGREEMENT" means a written agreement between the Company and a holder of a Equity Award evidencing the terms and conditions of an individual Equity Award grant. Each Equity Award Agreement shall be subject to the terms and conditions of the Plan.

     "FAIR MARKET VALUE" means, as of any date, the value of the Stock determined as follows:

     - [If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or Nasdaq Small Cap Market, the Fair Market Value of a share of Stock shall be the last sales price for the Stock (or the closing bid, if no sales were reported) as quoted on such system or exchange, as reported in the WALL STREET JOURNAL or such other source as the Board deems reliable.]

     - In the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Board.

     "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     "NON-STATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

     "OPTION" means a stock option granted pursuant to the Plan.

     "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

     "OUTSIDE DIRECTOR" means a Director who either (a) is not a current Employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former Employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (b) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     "PLAN" means this Equity Incentive Plan.

     "STOCK" means the Company's Common Stock, $0.01 par value.

     "TERMINATION" means the termination or interruption of an Employee's, Director's or Consultant's employment or relationship with the Company. The Board, in its sole discretion, may determine whether a Termination has occurred in the case of: any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave.

                              Trend Mining Company
                     401 Front Avenue, Suite 1, Second Floor
                           Coeur d'Alene, Idaho 83814

                        THIS PROXY IS BEING SOLICITED BY
                            THE BOARD OF DIRECTORS OF
                              TREND MINING COMPANY

     The undersigned holder of shares of Common Stock of Trend Mining Company (the "Company"), hereby acknowledges receipt of the Notice and Proxy Statement dated January 15, 2001 in connection with the Annual Meeting to be held at 11:00 a.m. (Pacific time)on February 15, 2001 at the Coeur d'Alene Resort, 115 South Second Street, Coeur d'Alene, Idaho, 83814 and hereby appoints Kurt J. Hoffman, Blaze Julum, and Brian L. Miller or any of them, with full power of substitution, to vote all shares of the Common Stock of Trend Mining Company registered in the name provided herein that the undersigned is entitled to vote at the Annual Meeting of Shareholders, and at any adjournment or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said proxy.

     This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR the approval of the election of the seven nominees as directors of the Company, FOR the Reincorporation Proposal, and FOR the proposal to adopt the 2000 Equity Incentive Plan. With respect to the tabulation of proxies for purposes of Proposal One, where voting is cumulative and the seven nominees with the greatest number of votes will be elected to the Board of Directors, and Proposal Three, where approval requires the affirmative vote of a majority of the votes cast, abstentions and broker non-votes will have no effect on the proposals (except for purposes of determining whether a quorum is present at the Annual Meeting). With respect to the tabulation of proxies for the purposes of Proposal 2, where approval requires the affirmative vote of two-thirds of the votes entitled to be cast, abstentions and broker non-votes will have the effect of a vote against the proposal.

     In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

     SEE REVERSE SIDE FOR THE PROPOSALS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

            [SEE REVERSE- CONTINUED AND TO BE SIGNED ON REVERSE SIDE]

1. Election of Seven Directors, each to hold office until his successor shall have been elected and qualified. Voting for directors is cumulative, which means that a shareholder has the number of votes equal to the number of shares held multiplied by the number of nominees. When using cumulative voting, the shareholder may choose to cast votes equally among the nominees or may choose to distribute the available votes among the nominees in such numbers as the shareholder by writing the number of votes designated for any nominee in the blank next to the nominees name. If no direction is made, this proxy will be voted FOR the nominees of the Board of Directors. (See Proposal One for a further explanation of cumulative voting).

[ ] FOR all nominees       [ ]  WITHHOLD authority    [ ] FOR all nominees
listed below equally       to vote for all nominees   listed below except.*
among nominees or votes    listed below
as set forth below

Nominees:

Mike Sharratt           Kurt J. Hoffman            Blaze Julum
              ------                   ------                -------

Fred Brackebusch        Jeffrey M. Christian       Arthur E. Johnson
                ------                      ------                   ------

Ishiung Wu
           -----


2.       To adopt the Reincorporation Proposal.
              For                  Against              Abstain
             [   ]                 [   ]                 [   ]

3.       To adopt the 2000 Equity Incentive Plan.


              For                  Against              Abstain
             [   ]                 [   ]                 [   ]


4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.


MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]

The proxy should be dated and signed by the shareholder or his attorney authorized in writing or in any other manner permitted by law. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or authorized officer. If a partnership, please sign in partnership name by an authorized person.


                                     Dated:                      , 2001
                                           ----------------------


                                     -----------------------------------------
                                              Signature of Shareholder

                                     -----------------------------------------
                                     Signature of Shareholder (if held jointly)


Change of Address: